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                               SECURITY AGREEMENT

         This Security Agreement (the "Security Agreement") is made between Diverse Talent Group, Inc., a California corporation ("Borrower"), and Diverse Media Group Corp. ("Secured Party"), pursuant to a Loan Agreement dated May 24, 2006 between Secured Party and Borrower (the "Loan Agreement").

         For good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Secured Party hereby agree as follows:

         1. Definitions. Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meanings when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. Terms defined in the Uniform Commercial Code as adopted now or in the future in the State of California that are used herein shall have the meanings set forth in the California Uniform Commercial Code, except as expressly defined otherwise. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State of California differently than in another Article of the Uniform Commercial Code of the State of California, the term has the meaning specified in Article 9. As used herein, the term:

         "Assignment and Exclusive Services Agreement" means the Assignment and Exclusive Services Agreement, effective April 1, 2006, between the Lender, the Borrower and Christopher Nassif.

         "Collateral" means the collateral described in Section 2 below.

         "Default Rate" means the default interest rate provided in the Note.

         "Liquidation Costs" means the reasonable costs and out of pocket expenses incurred by Secured Party in obtaining possession of any Collateral, in storage and preparation for sale, lease or other disposition of any Collateral, in the sale, lease, or other disposition of any or all of the Collateral, or otherwise incurred in foreclosing on any of the Collateral, including, without limitation, (a) reasonable attorneys' fees and legal expenses, (b) transportation and storage costs, (c) advertising costs, (d) sale commissions,
(e) sales tax and license fees, (f) costs for improving or repairing any of the Collateral, and (g) costs for preservation and protection of any of the Collateral.

         "Note" means the Promissory Note of Purchaser in favor of Secured Party dated May 24, 2006 (the "Note"), in the original principal amount of $200,000.00.

         2. Grant of Security Interest. Borrower hereby grants to Secured Party a security interest in all personal property of Borrower, wherever located, now owned or hereafter acquired or created, including, without limitation, the following (the "Collateral"):

                  a. All inventory as defined in the Uniform Commercial Code, it being acknowledged that Borrower does not routinely maintain inventory (collectively, the "Inventory").

                  b. All accounts as defined in the Uniform Commercial Code, payments and commissions owing to Borrower under the Assignment and Exclusive Services Agreement, accounts receivable, amounts owing to Borrower under any rental agreement or lease, any rights to payment customarily or for accounting purposes classified as accounts receivable, and all rights to payment, proceeds or distributions under any contract, of Borrower, presently existing or hereafter created, and all proceeds thereof (collectively, the "Accounts").

                  c. All equipment and goods as defined in the Uniform Commercial Code, all motor vehicles, wherever located, and all related right, title and interest, of Borrower, now owned or hereafter acquired or created, all proceeds and products of the foregoing and all additions and accessions to, replacements of, insurance proceeds of, and documents covering any of the foregoing, all leases of any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein (collectively, the "Equipment").

                  d. All general intangibles as defined in the Uniform Commercial Code, choses in action, proceeds, contracts, distributions, dividends, refunds, security deposits, judgments, insurance claims, any right to payment of any nature, intellectual property rights or licenses, payment intangibles, licenses, tax refunds, any other rights or assets of Borrower customarily or for accounting purposes classified as general intangibles, and all documentation and supporting information related to any of the foregoing, all rents, profits and issues thereof, and all proceeds thereof.

                  e. All of the following (collectively, "Financial Obligations Collateral"):

                           i.       Any and all promissory notes and instruments
payable to or owing to Borrower or held by Borrower, whether now existing or hereafter created (collectively, the "Promissory Notes");

                           ii.      Any and all leases under which Borrower is
the lessor, whether now existing or hereafter created (collectively, the "Leases");

                           iii.     Any and all chattel paper (as defined in the
Uniform Commercial Code) (whether tangible or electronic) in favor of, owing to, or held by Borrower, including, without limitation, any and all conditional sale contracts or other sales agreements, whether Borrower is the original party or the assignee, whether now existing or hereafter created (collectively, the "Chattel Paper");


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                           iv.      Any and all security agreements, collateral
and titles to motor vehicles that secure any of the foregoing obligations, whether now existing or hereafter created (collectively, the "Security Agreements Collateral"); and

                           v.       All amendments, modifications, renewals,
extensions, replacements, additions, and accessions to the foregoing and all proceeds thereof.

                  f. All deposit accounts (as defined in the Uniform Commercial Code), including without limitation, all deposit accounts, checking accounts, savings accounts, money market accounts, certificates of deposit, depositary accounts, balances, reserves, deposits, debts or any other amounts or obligations of Secured Party owing to Borrower, including, without limitation, all interest, dividends or distributions accrued or to accrue thereon, whether or not due, now existing or hereafter arising or created, and all proceeds thereof.

                  g. All investment property (as defined in the Uniform Commercial Code), all interest, dividends or distributions accrued or to accrue thereon, whether or not due, now existing or hereafter arising or created, and all proceeds thereof.

                  h.       All documents (as defined in the Uniform Commercial
Code), all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.

                  i. All letter of credit rights (as defined in the Uniform Commercial Code) (whether or not the letter of credit is evidenced by a writing), all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.

                  j. All supporting obligations (as defined in the Uniform Commercial Code), all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.

                  k.       All of the following (collectively, "Intellectual
Property"):

                           i.       All right, title and interest of Borrower in
and to patent applications and patents, including, without limitation, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world, and all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof (collectively, the "Patents");

                           ii.      All right, title and interest of Borrower in
and to trademark applications and trademarks, including, without limitation, all renewals thereof, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, and all rights corresponding thereto throughout the world (collectively, the "Trademarks"), and the goodwill of the business to which each of the Trademarks relates;


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                           iii.     All copyrights of Borrower and all rights
and interests of every kind of Borrower in copyrights and works protectible by copyright, whether now owned or hereafter acquired or created, and all renewals and extensions thereof, and in and to the copyrights and rights and interests of every kind or nature in and to all works based upon, incorporated in, derived from, incorporating or relating to any of the foregoing or from which any of the foregoing is derived, and all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, and all rights corresponding thereto throughout the world (collectively, the "Copyrights");

                           iv.      All of Borrower's trade secrets and other
proprietary information, now existing or created in the future, and all proceeds thereof, including, but not limited to formulas, recipes, know-how, techniques, processes, ideas, product information, marketing methods, methods of doing business, financial information and customer lists (collectively, the "Trade Secrets");

                           v.       All right, title, and interest of Borrower
in, to and under license agreements and contracts concerning Patents, Trademarks, Copyrights, and Trade Secrets now existing or created in the future, all amendments, modifications, and replacements thereof, all royalties and other amounts owing thereunder, and all proceeds thereof (collectively, the "Licenses"); and

                           vi.      All internet domain names and addresses of
Borrower now existing or created in the future, and all proceeds thereof.

         Borrower and Secured Party acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Borrower, regardless of when advances to Borrower are actually made or when the Collateral is acquired.

         3. Debts Secured. The security interest granted by this Security Agreement shall secure all of Borrower's present and future debts, obligations, and liabilities of whatever nature to Secured Party under or with respect to the Loan Documents, and all renewals, extensions, modifications and replacements thereof.


         4. Authorization to File Financing Statements. Borrower hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State of California, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower and, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Borrower agrees to furnish any


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such information to Secured Party promptly upon Secured Party's request.
Borrower also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

         5. Location of Borrower. Borrower agrees that it will not change its state of incorporation without giving Secured Party at least thirty (30) days prior written notice thereof.

         6. Representations and Warranties Concerning Collateral. Borrower represents and warrants that:

                  a.       Borrower is the sole owner of the Collateral.

                  b. The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever that has not been consented to by Secured Party.

                  c. The Accounts are each a bona fide obligation of the obligor identified therein for the amount identified in the records of Borrower, except for normal and customary disputes that arise in the ordinary course of business and that do not affect a material portion of the Accounts.


                  d. To the best knowledge of Borrower, there are no defenses or setoffs to payment of the Accounts that can be asserted by way of defense or counterclaim against Borrower or Secured Party, except for normal and customary disputes that arise in the ordinary course of business and that do not affect a material portion of the Accounts.

                  e. There is presently no default or delinquency in any payment of the Accounts, except for any default or delinquency with respect to Accounts that has been reserved against by Borrower in accordance with generally accepted accounting principles and, except for normal and customary disputes that arise in the ordinary course of business and that do not affect a material portion of the Accounts.

                  f. Borrower has no knowledge of any fact or circumstance that would materially impair the ability of any obligor on the Accounts to timely perform its obligations thereunder, except those that arise in the ordinary course of business and that do not affect a material portion of the Accounts.

                  g. Any services performed or goods sold giving rise to the Accounts have been rendered or sold in compliance with applicable laws, ordinances, rules, and regulations and in the ordinary course of Borrower's business.

                  h. There have been no extensions, modifications, or other agreements relating to payment of the Accounts, except those granted in the ordinary course of business and that do not affect a material portion of the Accounts.


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                  i.       The Promissory Notes, Leases, Chattel Paper, and
Security Agreements Collateral are bona fide obligations of the obligors identified therein for the amount identified therein or as otherwise disclosed in writing to Secured Party by Borrower, except for normal and customary disputes that arise in the ordinary course of business and that do not affect a material portion of such obligations.

         7.       Covenants Concerning Collateral. Borrower covenants that:


                  a. Borrower will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances.

                  b. Borrower agrees to execute and deliver any applications for certificates of title, certificates of title, and other documents (properly endorsed, if necessary) reasonably requested by Secured Party for perfection or enforcement of any security interest or lien, and to give good faith, diligent cooperation to Secured Party, and to perform such other acts reasonably requested by Secured Party for perfection and enforcement of any security interest or lien created hereunder, including, without limitation, obtaining control for purposes of perfection with respect to Collateral consisting of deposit accounts, investment property, letter-of-credit rights, and electronic chattel paper. Secured Party is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect or enforce any security interest or lien granted hereunder.

                  c. Borrower shall keep the Equipment in good repair, ordinary wear and tear and obsolescence excepted. Borrower shall pay when due all taxes, license fees and other charges on the Equipment. Borrower shall not sell, misuse, conceal, or in any way dispose of the Equipment or permit it to be used unlawfully or for hire or contrary to the provisions of any insurance coverage. Risk of loss of the Equipment shall be on Borrower at all times unless Secured Party takes possession of the Equipment. Loss of or damage to the Equipment or any part thereof shall not release Borrower from any of the obligations secured by the Equipment. Secured Party or its representatives may, at any time and from time to time upon reasonable notice to Borrower, enter any premises owned or leased by Borrower where the Equipment is located and inspect, audit and check the Equipment.


                  d. Borrower agrees to insure the Equipment, at Borrower's expense, against loss, damage, theft, and such other risks as Secured Party may reasonably request to the full insurable value thereof with insurance companies and policies reasonably satisfactory to Secured Party. Proceeds from such insurance shall be payable to Secured Party as its interest may appear and such policies shall provide for a minimum ten days written cancellation notice to Secured Party. Upon request, policies or certificates attesting to such coverage shall be delivered to Secured Party. Insurance proceeds may be applied by Secured Party toward payment of any obligation secured by this Security Agreement, whether or not due, in such order of application as Secured Party may elect.

                  e. So long as Borrower is not in default hereunder or under any obligation secured hereby, Borrower shall have the right to sell or otherwise dispose of the Inventory in the ordinary course of business. No other


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disposition of the Inventory may be made without the prior written consent of
Secured Party.

                  f. If Borrower is in default hereunder or if Lender deems itself insecure, Borrower agrees that Secured Party shall have the right to appropriate and apply to the payment of all liabilities of Borrower to the Secured Party any and all commissions and amounts owed or owing by Secured Party to Borrower under the terms of the Assignment and Exclusive Services Agreement.

                  g. All proceeds from the sale or other disposition of the Inventory and Accounts and all collections and other proceeds therefrom shall, at Secured Party's request, be deposited into an account designated by Secured Party (the "Cash Collateral Account"), which account shall be under the sole and exclusive control of Secured Party. Such proceeds and collections shall not be commingled with any other funds and shall be promptly and directly deposited into such account in the form in which received by Borrower. Such proceeds and collections shall not be deposited in any other account and such Cash Collateral Account shall contain no funds other than such proceeds and collections. All or any portion of the funds on deposit in such Cash Collateral Account may, in the sole discretion of Secured Party, be applied from time to time as Secured Party elects to payment of obligations secured by this Security Agreement or Secured Party may elect to turn over to Borrower, from time to time, all or any portion of said funds.


                  h. Borrower agrees to use diligent and good faith efforts to collect the Accounts and Financial Obligations Collateral. Borrower is authorized to collect the Accounts and Financial Obligations Collateral in a commercially reasonable manner. Secured Party, in its sole discretion, may terminate such authority whereupon Secured Party is authorized by Borrower, without further act, to notify any and all account debtors or other obligors on such Collateral to make payment thereon directly to Secured Party, and to take possession of all proceeds from the Accounts and any such payments, and to take any action that Borrower might or could take to collect the Accounts and the Financial Obligations Collateral, including the right to make any compromise, discharge, or extension of the Accounts or such Collateral. Upon request of Secured Party, Borrower agrees to execute and deliver to Secured Party a notice to Borrower's account debtors or obligors instructing said account debtors or obligors to pay Secured Party. Borrower further agrees to execute and deliver to Secured Party all other notices and similar documents reasonably requested by Secured Party to facilitate collection of the Accounts and such Collateral.

                  i. All costs of collection of the Accounts and Financial Obligations Collateral, including attorneys' fees and legal expenses, shall be borne solely by Borrower, whether such costs are incurred by or for Borrower or Secured Party. In the event Secured Party elects to undertake direct collection of the Accounts or Financial Obligations Collateral, Borrower agrees to deliver to Secured Party, if so requested, all books, records, and documents in Borrower's possession or under its control as may relate to the Accounts or Financial Obligations Collateral or as may be helpful to facilitate such collection. Secured Party shall have no obligation to cause an attorney demand letter to be sent, to file any lawsuit, or to take any other legal action in


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collection thereof. It is agreed that collection of the Accounts and Financial
Obligations Collateral in a commercially reasonable manner does not require that any such legal action be taken.

                  j. Borrower does hereby make, constitute, and appoint Secured Party and its designees as Borrower's true and lawful attorney in fact, with full power of substitution, such power to be exercised in the following manner: (1) Secured Party may receive and open all mail addressed to Borrower and remove therefrom any cash, notes, checks, acceptances, drafts, money orders or other instruments in payment of the Accounts; (2) Secured Party may cause mail relating to the Accounts or Financial Obligations Collateral to be delivered to a designated address of Secured Party where Secured Party may open all such mail and remove therefrom any cash, notes, checks, acceptances, drafts, money orders, or other instruments in payment of the Accounts or Financial Obligations Collateral; (3) Secured Party may endorse Borrower's name upon such notes, checks, acceptances, drafts, money orders, or other forms of payment; (4) Secured Party may settle or adjust disputes or claims in respect to the Accounts for amounts and upon such terms as Secured Party, in its sole discretion and in good faith, deems to be advisable, in such case crediting Borrower with only the proceeds received and collected by Secured Party after deduction of Secured Party's costs, including reasonable attorneys' fees and legal expenses; and (5) Secured Party may do any and all other things necessary or proper to carry out the intent of this Security Agreement and to perfect and protect the liens and rights of Secured Party created under this Security Agreement.


                  k. Immediately upon execution of this Security Agreement, Borrower shall deliver to Secured Party all Promissory Notes and Chattel Paper. Upon creation of any Promissory Notes or Chattel Paper in the future, immediately upon creation Borrower shall deliver the Promissory Notes and Chattel Paper to Secured Party.

                  l. Borrower shall not, without Secured Party's written consent, make any material settlement, compromise or adjustment of any item of Financial Obligations Collateral or grant any material discounts, extensions, allowances or credits thereon.

                  m. Borrower will at all times keep accurate and complete records as to the Financial Obligations Collateral and payments thereon and will allow Secured Party or its representatives, at any time and from time to time upon reasonable notice to Borrower, to inspect, audit, check, copy and otherwise review those records.

         8. Right to Perform for Borrower. Secured Party may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of Borrower, pay filing, recording, insurance and other charges payable by Borrower, or provide insurance as provided herein if Borrower fails to do so. Any such payments advanced by Secured Party shall be repaid by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.


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         9.       Default. Time is of the essence of this Security Agreement.
The occurrence of any of the following events shall constitute a default under this Security Agreement:

                  a. Any representation or warranty made by Borrower in this Security Agreement is materially false or materially misleading when made;

                  b. Borrower fails in the payment or performance of any obligation, covenant, agreement or liability created by or arising from or related to this Security Agreement.

                  c. Borrower fails in the payment or performance of any obligation, covenant, agreement or liability created by or arising from or related to the Note or the Loan Agreement.

         No course of dealing or any delay or failure to assert any default shall constitute a waiver of that default or of any prior or subsequent default.

         10. Remedies. Upon the occurrence of any default under this Security Agreement, Secured Party shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute.

                  a. Secured Party shall have all the rights and remedies available under the Uniform Commercial Code;

                  b. Secured Party shall have the right to enter upon any premises leased or owned by Borrower where the Collateral or records relating thereto may be and take possession of the Collateral and such records;

                  c. Upon request of Secured Party, Borrower shall, at the expense of Borrower, assemble the Collateral and records relating thereto at a place designated by Secured Party and tender the Collateral and such records to Secured Party;


                  d. Without notice to Borrower, Secured Party may obtain the appointment of a receiver of the business, property and assets of Borrower and Borrower hereby consents to the appointment of Secured Party or such person as Secured Party may designate as such receiver; and

                  e. Secured Party may sell, lease or otherwise dispose of any or all of the Collateral and, after deducting the Liquidation Costs, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Security Agreement.

         Borrower shall be liable for all deficiencies owing on any obligations secured by this Security Agreement after liquidation of the Collateral. Secured Party shall not have any obligation to clean-up or otherwise prepare any Collateral for sale, lease, or other disposition.

         The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing


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at law, in equity, or by statute that Secured Party might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Secured Party may deem expedient. No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

         In the event of breach or default under the terms of this Security Agreement, Borrower agrees to pay all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by or on behalf of Secured Party in enforcing, or exercising any remedies under, this Security Agreement, and any other rights and remedies. Additionally, Borrower agrees to pay all Liquidation Costs. Any and all such costs, expenses, and Liquidation Costs shall be payable by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

         Regardless of any breach or default, Borrower agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in any bankruptcy proceedings of any type involving Borrower, the Collateral, or this Security Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

         11. Notices. All notices or demands by any party hereto shall be in writing and shall be sent as provided in the Loan Agreement.


         12. Indemnification. Borrower shall indemnify Secured Party for any and all claims and liabilities, and for damages that may be awarded or incurred by Secured Party, and for all reasonable attorney fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Secured Party of this Security Agreement, but excluding any such claims based upon breach or default by Secured Party or gross negligence or willful misconduct of Secured Party.

         Secured Party shall have the sole and complete control of the defense of any such claims. Secured Party is hereby authorized to settle or otherwise compromise any such claims as Secured Party in good faith determines shall be in its best interests.

         13. General. This Security Agreement is made for the sole and exclusive benefit of Borrower and Secured Party and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Security Agreement.

         In recognition of Secured Party's right to have all its attorneys' fees and expenses incurred in connection with this Security Agreement secured by the Collateral, notwithstanding payment in full of the obligations secured by the Collateral, Secured Party shall not be required to release, reconvey, or terminate any security interest in the Collateral unless and until Borrower has


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executed and delivered to Secured Party general releases in form and substance satisfactory to Secured Party.

         Secured Party and its officers, directors, employees, representatives, agents and attorneys, shall not be liable to Borrower for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Security Agreement or the Collateral.

         If the incurring of any debt by Borrower or the payment of any money or transfer of property to Secured Party by or on behalf of Borrower should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Secured Party is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Secured Party's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys' fees of Secured Party related thereto, the liability of Borrower under this Security Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

         This Security Agreement shall be governed by and construed in accordance with the laws of the State of California.

         Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         All references in this Security Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

         All agreements, representations, warranties and covenants made by Borrower shall survive the execution and delivery of this Security Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to Secured Party contemplated by this Security Agreement is outstanding and unpaid, notwithstanding any termination of this Security Agreement. All agreements, representations, warranties and covenants in this Security Agreement shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and assigns.

         This Security Agreement, constitutes the entire agreement between Borrower and Secured Party as to the subject matter hereof and may not be altered or amended except by written agreement signed by Borrower and Secured Party. All other prior and contemporaneous agreements, arrangements, and


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understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

         Dated as of May 24, 2006


                                    SECURED PARTY:


                                    Diverse Media Group Corp.,
                                    a Utah corporation


                                    By:  /s/
                                        --------------------------------------
                                        Name:
                                        Title:

                                    BORROWER:

                                    Diverse Talent Group, Inc.,
                                    a California corporation


                                    By:  /s/
                                        --------------------------------------

                                        Name:
                                        Title:















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